UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2025

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 543-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Bloom Energy Corporation (“Bloom Energy” or the “Company”) is negotiating a senior secured credit facility pursuant to which it expects to obtain up to $600.0 million in revolving commitments (the “Revolving Credit Facility”).

The Company expects that the Revolving Credit Facility will contain customary covenants and conditions that are likely to, among other things, limit the Company’s ability to incur additional indebtedness, incur liens on assets, make investments, dispose of assets, enter into certain transactions with affiliates, or pay dividends and make distributions.

The Company intends to use the proceeds from the Revolving Credit Facility for general corporate purposes, including to fund working capital. As the Company has not yet entered into any commitments with respect to the Revolving Credit Facility, the terms of the Company’s financing arrangements remain under discussion, and are subject to change, including as a function of market conditions.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including statements regarding the anticipated terms of the proposed Revolving Credit Facility, the execution and timing of the proposed Revolving Credit Facility, the intended use of the proceeds and the anticipated terms of, and the effects of entering into, the financing arrangements described above. Forward-looking statements represent Bloom Energy’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions and volatility and uncertainty in the financial markets, including potential fluctuations in market interest rates, Bloom Energy’s ability to access debt and capital markets, Bloom Energy’s ability to make required payments under its financing arrangements and to comply with the various requirements of Bloom Energy’s indebtedness and other risks relating to Bloom Energy’s business, including those described in periodic reports that Bloom Energy files from time to time with the U.S. Securities and Exchange Commission. Bloom Energy may not enter into the proposed Revolving Credit Facility described in this Current Report on Form 8-K and, if the proposed Revolving Credit Facility is entered into, cannot provide any assurances regarding the final terms of the proposed Revolving Credit Facility or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and Bloom Energy does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: October 30, 2025	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
Chief Legal Officer and Corporate Secretary